UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 22, 2014 Ramco-Gershenson Properties Trust, Inc. (RGPT) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. (RGPLP), announced the acquisition of two multi-anchored community shopping centers in Minneapolis-St. Paul, Minnesota and Cincinnati, Ohio for aggregate consideration of $150.0 million. The acquisitions were financed through the assumption of $58.6 million of existing mortgage debt with the balance from borrowings on our unsecured revolving credit facility and cash.

Bridgewater Falls is an approximately 630,000 square foot community shopping center located in Hamilton, Ohio, a northern suburb of Cincinnati.

Woodbury Lakes is an approximately 366,000 square foot community shopping center located in Woodbury Lakes, an eastern suburb of Minneapolis-St. Paul, Minnesota.

Financial statements required to comply with Rule 3-14 of Regulation S-X for real estate properties to be acquired and pro forma financial statements reflecting the effect of the transaction, are included herein under item 9.01.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Bridgewater Falls
Report of Independent Certified Public Accountants.
Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013.
Notes to Statements of Revenues and Certain Expenses.

Woodbury Lakes
Report of Independent Certified Public Accountants.
Statements of Revenues and Certain Expenses for the three months ended March 31, 2014 (unaudited) and the year ended December 31, 2013.
Notes to Statements of Revenues and Certain Expenses.

(b)	Unaudited Pro Forma Financial Information

Ramco-Gershenson Properties Trust, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2014 (unaudited)
Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31 2014 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013 (unaudited.)
Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013 (unaudited)

(d)	Exhibits.

23.1 Consent of Independent Certified Public Accountants

BRIDGEWATER FALLS
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND THE YEAR ENDED DECEMBER 31, 2013

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
 To the Board of Directors and Shareholders of
Ramco-Gershenson Properties Trust
We have audited the accompanying statement of revenues and certain expenses and the related notes to the statement (the “Statement”) of Bridgewater Falls Station LLC for the year ended December 31, 2013.
Management’s responsibility for the financial statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that are free from material misstatement, whether due to fraud or error.
Auditor’s responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 1, of Bridgewater Falls Station LLC for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.
Emphasis of matter
We draw attention to Note 1 to the Statement, which describes that the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Ramco-Gershenson Properties Trust) and is not intended to be a complete presentation of Bridgewater Falls’ revenues and certain expenses. Our opinion is not modified with respect to this matter.

/s/ GRANT THORNTON LLP
Southfield, Michigan
July 29, 2014

BRIDGEWATER FALLS
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(in thousands)

	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013
	(unaudited)
REVENUES:
Minimum rent	$1,663	$6,827
Recovery income from tenants	619	2,402
Other property income	2	9
TOTAL REVENUES	2,284	9,238

CERTAIN EXPENSES:
Real estate taxes	300	1,030
Recoverable operating expense	351	1,268
General and administrative	32	158
Interest expense	841	3,438
TOTAL CERTAIN EXPENSES	1,524	5,894

REVENUES IN EXCESS OF CERTAIN EXPENSES	$760	$3,344

See accompanying notes

Bridgewater Falls
Notes to the Statements of Revenues and Certain Expenses
For the Year December 31, 2013 and the Three Months Ended March 31, 2014 (unaudited)

1.	Business and Basis of Presentation

On July 22, 2014 Ramco-Gershenson Properties Trust, Inc. (RGPT) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. (RGPLP), announced the acquisition of Bridgewater Falls in Cincinnati, Ohio. The acquisition was financed with $58.6 million of existing mortgage debt, borrowings on our unsecured revolving credit facility and cash.

Bridgewater Falls is located in Hamilton, Ohio, a northern suburb of Cincinnati. Built in 2007, the shopping center encompasses approximately 630,000 square feet. Our ownership encompasses 504,000 square feet and includes Dick’s Sporting Goods, TJ Maxx, Old Navy, Michael’s, PetSmart, and Bed, Bath & Beyond. Target (shadow anchor) and JC Penney (land lease) occupy the balance.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared on the accrual basis of accounting.  The Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission ("SEC"), Regulation S-X, Rule 3-14, and for inclusion in a Current Report on Form 8-K of RGPT.  The Statements are not intended to be a complete presentation of the revenues and expenses of Bridgewater Falls.  Certain expenses, primarily depreciation and amortization, and other costs not directly related to the future operations of the property have been excluded.

The statement of revenues and certain expenses for the three months ended March 31, 2014 is unaudited; however, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of the revenues and certain expenses for the interim period have been included. Revenues and certain expenses for the interim period are not necessarily indicative of the results that may be expected for the full year.

Subsequent events

We have evaluated whether any subsequent events have occurred up through the time of issuing these statements on July 29, 2014.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Our shopping center space is generally leased to retail tenants under leases that are classified as operating leases. We recognize minimum rents using the straight-line method over the terms of the leases commencing when the tenant takes possession of the space and when construction of landlord funded improvements is substantially complete. Certain leases also provide for recoveries from tenants of common area maintenance expenses, real estate taxes and other operating expenses. These recoveries are estimated and recognized as revenue in the period the recoverable costs are incurred or accrued.

Expenses

Property operating expenses include real estate taxes, recoverable operating expenses such as common area maintenance, insurance premiums, and other non-recoverable expenses such as bad debt expenses and collection-related legal costs.  Real estate taxes and insurance expense are accrued monthly.  Expenditures for common area maintenance, and legal costs are charged to operations as incurred.  Allowances for bad debt are taken for accounts receivable balances when we have reason to believe they will be uncollectible.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts in the Statements and accompanying footnotes. Actual results could differ from those estimates.

3.	Future Minimum Rental Income

Bridgewater Falls is leased to tenants pursuant to lease agreements.  Tenant leases typically provide for minimum rent and other charges to cover operating costs.  Future minimum rent under non-cancellable operating leases in effect at December 31, 2013 are as follows:

Year Ending December 31,
(In thousands)
2014	$6,626
2015	6,437
2016	4,654
2017	3,771
2018	2,773
Thereafter	15,654
Total	$39,915

WOODBURY LAKES
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND THE YEAR ENDED DECEMBER 31, 2013

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Board of Directors and Shareholders of
Ramco-Gershenson Properties Trust
We have audited the accompanying statement of revenues and certain expenses and the related notes to the statement (the “Statement”) of Woodbury Lakes for the year ended December 31, 2013.
Management’s responsibility for the financial statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that are free from material misstatement, whether due to fraud or error.
Auditor’s responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, described in Note 1, of Woodbury Lakes for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.
Emphasis of matter
We draw attention to Note 1 to the Statement, which describes that the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Ramco-Gershenson Properties Trust) and is not intended to be a complete presentation of Woodbury Lakes’ revenues and certain expenses. Our opinion is not modified with respect to this matter.

/s/ GRANT THORNTON LLP
Southfield, Michigan
July 29, 2014

WOODBURY LAKES
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(in thousands)

	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013
REVENUES:	(unaudited)
Minimum rent	$1,437	$5,739
Percentage rent	89	158
Recovery income from tenants	588	2,288
Other property income	5	40
TOTAL REVENUES	2,119	8,225

CERTAIN EXPENSES:
Real estate taxes	567	2,145
Recoverable operating expense	592	2,024
General and administrative	16	141
TOTAL CERTAIN EXPENSES	1,175	4,310

REVENUES IN EXCESS OF CERTAIN EXPENSES	$944	$3,915

See accompanying notes

Woodbury Lakes
Notes to the Statements of Revenues and Certain Expenses
For the Year December 31, 2013 and the Three Months Ended March 31, 2014 (unaudited)

1.	Business and Basis of Presentation

On July 22, 2014 Ramco-Gershenson Properties Trust, Inc. (RGPT) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. (RGPLP), announced the acquisition of Woodbury Lakes in Minneapolis-St. Paul, Minnesota. The acquisition was financed with borrowings on our unsecured revolving credit facility and cash.

Woodbury Lakes is a community shopping center located in Woodbury Lakes, an eastern suburb of Minneapolis-St. Paul, Minnesota. The shopping center encompasses approximately 366,000 square feet. Our ownership encompasses 305,000 square feet and includes, buybuy Baby, DSW, H&M, The Gap, Charming Charlie, and Michael’s.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared on the accrual basis of accounting.  The Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission ("SEC"), Regulation S-X, Rule 3-14, and for inclusion in a Current Report on Form 8-K of RGPT.  The Statements are not intended to be a complete presentation of the revenues and expenses of the Acquired Properties.  Certain expenses, primarily depreciation and amortization, and other costs not directly related to the future operations of the Acquired Properties have been excluded.

The statement of revenues and certain expenses for the three months ended March 31, 2014 is unaudited; however, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of the revenues and certain expenses for the interim period have been included. Revenues and certain expenses for the interim period are not necessarily indicative of the results that may be expected for the full year.

Subsequent events

We have evaluated whether any subsequent events have occurred up through the time of issuing these statements on July 29, 2014.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Our shopping center space is generally leased to retail tenants under leases that are classified as operating leases. We recognize minimum rents using the straight-line method over the terms of the leases commencing when the tenant takes possession of the space and when construction of landlord funded improvements is substantially complete. Certain of the leases also provide for contingent percentage rental income which is recorded on an accrual basis once the specified sales target is achieved. Certain leases also provide for recoveries from tenants of common area maintenance expenses, real estate taxes and other operating expenses. These recoveries are estimated and recognized as revenue in the period the recoverable costs are incurred or accrued.

Expenses

Property operating expenses include real estate taxes, recoverable operating expenses such as common area maintenance, insurance premiums, and other non-recoverable expenses such as bad debt expenses and collection-related legal costs.  Real estate taxes and insurance expense are accrued monthly.  Expenditures for common area maintenance, and legal costs are charged to operations as incurred.  Allowances for bad debt are taken for accounts receivable balances when we have reason to believe they will be uncollectible.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts in the Statements and accompanying footnotes. Actual results could differ from those estimates.

3.	Future Minimum Rental Income

Woodbury Lakes is leased to tenants pursuant to lease agreements.  Tenant leases typically provide for minimum rent and other charges to cover operating costs.  Future minimum rent under non-cancellable operating leases in effect at December 31, 2013 are as follows:

Year Ending December 31,
(In thousands)
2014	$5,525
2015	5,537
2016	3,406
2017	2,887
2018	2,410
Thereafter	9,548
Total	$29,313

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA FINANCIAL INFORMATION INTRODUCTION
(Unaudited)

The accompanying unaudited condensed consolidated balance sheet as of March 31, 2014 has been presented as if the acquisitions of Bridgewater Falls and Woodbury Lakes (the "Acquired Properties") had occurred on March 31, 2014.

The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 are presented as if the acquisitions had occurred on January 1, 2013.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto filed with the U.S Securities and Exchange Commission.  In management’s opinion, all adjustments necessary to reflect the significant effects of these transactions have been made. These statements are based on assumptions and estimates considered appropriate by our management; however, they are unaudited and are not necessarily, and should not be assumed to be, an indication of our financial position or results of operations that would have been achieved had the acquisitions been completed as of the dates indicated or that may be achieved in the future.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
March 31, 2014
(In thousands, except per share amounts)
(unaudited)

	Historical (1)	Acquisitions and Pro forma Allocations		Pro Forma
ASSETS
Net real estate	$1,471,759	$150,154	(2)	$1,621,913
Equity investments in unconsolidated joint ventures	28,528	—		28,528
Cash and cash equivalents	5,274	(302)	(4)	4,972
Restricted cash	4,317	—		4,317
Accounts receivable, net	9,417	—		9,417
Other assets, net	121,181	15,114	(2)	136,295
TOTAL ASSETS	$1,640,476	$164,966		$1,805,442

LIABILITIES AND SHAREHOLDERS' EQUITY
Senior unsecured notes payable	$365,000	$—		$365,000
Mortgages payable	302,062	63,971	(2)(3)	366,033
Unsecured revolving credit facility	49,000	60,000	(5)	109,000
Junior subordinated notes	28,125	—		28,125
Capital lease obligation	5,599	—		5,599
Accounts payable and accrued expenses	29,172	—		29,172
Other liabilities	47,179	9,837	(2)	57,016
Distributions payable	15,022	—		15,022
TOTAL LIABILITIES	841,159	133,808		974,967

Commitments and Contingencies

Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D	$100,000	$—		$100,000
Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 2,000 shares issued and outstanding as of March 31, 2014
Common shares of beneficial interest, $0.01 par, 120,000 shares authorized, 67,780 shares issued and outstanding as of March 31, 2014	678	19	(5)	697
Additional paid-in capital	973,492	31,441	(5)	1,004,933
Accumulated distributions in excess of net income	(301,768)	(302)	(4)	(302,070)
Accumulated other comprehensive loss	(592)	—		(592)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	771,810	31,158		802,968
Noncontrolling interest	27,507			27,507
TOTAL SHAREHOLDERS' EQUITY	799,317	31,158		830,475
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,640,476	$164,966		$1,805,442

The accompanying notes are an integral part of these consolidated financial statements.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(Unaudited)

(1) As reported in the Registrant’s Condensed Consolidated Balance Sheet as of March 31, 2014, as presented in the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

(2) Represents the pro forma acquisition of the Acquired Properties and the estimated allocation of the $150.0 million purchase price to the assets acquired. The estimated allocation is reflected in the following table:

(In thousands)
Net real estate	$150,154
Other assets	15,114
Other liabilities	(9,837)
Premium for above market interest rate on assumed debt	(5,389)
Total purchase price allocated	$150,042

(3) The consideration for Bridgewater Falls consists of $58.6 million of debt assumed. In addition to the contractual debt assumed, the adjustment to mortgage notes payable includes an estimated $5.4 million to record the debt assumed at fair value.  This additional mortgage premium will be amortized over the remaining life of the loan, with amortization recorded to reduce the monthly interest expense recorded on the loan.

(4)	Represents acquisition costs related to the Acquired Properties not included in the historical balance sheet.

(5) The balance of the acquisitions were funded by a combination of borrowings under our unsecured revolving credit facility and available cash as a result of proceeds from the issuance of 1.9 million shares at an average share price of $16.50 under our controlled equity offering program.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(In thousands, except per share amounts)
(Unaudited)
		Statement of Revenues and Certain Expenses
	Historical (1)	Bridgewater Falls (2)	Woodbury Lakes (3)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$36,267	$1,663	$1,437	$241	(4)	$39,608
Percentage rent	148	—	89	—		237
Recovery income from tenants	12,247	619	588	—		13,454
Other property income	961	2	5	—		968
Management and other fee income	510	—	—	—		510
TOTAL REVENUE	50,133	2,284	2,119	241		54,777
EXPENSES
Real estate taxes	7,367	300	567	—		8,234
Recoverable operating expense	6,159	351	592	—		7,102
Other non-recoverable operating expense	849	—	—	—		849
Depreciation and amortization	17,741	—	—	1,240	(5)	18,981
General and administrative expense	5,614	32	16	—		5,662
TOTAL EXPENSES	37,730	683	1,175	1,240		40,828
OPERATING INCOME	12,403	1,601	944	(999)		13,949
OTHER INCOME AND EXPENSES
Other expense, net	(133)	—	—	—		(133)
Loss from unconsolidated joint ventures	(1,607)	—	—	—		(1,607)
Interest expense	(7,599)	(841)	—	(123)	(6)	(8,563)
Amortization of deferred financing fees	(403)	—	—	—		(403)
Deferred gain recognized	117	—	—	—		117
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	2,778	760	944	(1,122)		3,360
Income tax provision	(17)	—	—	—		(17)
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,761	760	944	(1,122)		3,343
NET INCOME (LOSS)	2,761	760	944	(1,122)		3,343
Net income attributable to noncontrolling partner interest	(89)	—	—	(19)		(108)
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	2,672	760	944	(1,141)		3,235
Preferred share dividends	(1,812)	—	—	—		(1,812)
NET INCOME (LOSS)AVAILABLE TO COMMON SHAREHOLDERS	$860	$760	$944	$(1,141)		$1,423
EARNINGS PER COMMON SHARE (7)
Continuing operations - basic	$0.01					$0.02
Continuing operations - diluted	$0.01					$0.02
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	67,070					68,970
Diluted	67,314					69,214
See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(Unaudited)

(1)
Represents the condensed consolidated continuing operations of the Registrant for the three months ended March 31, 2014.  See the historical condensed consolidated financial statements and notes thereto presented in the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

(2)	Represents the revenues and certain expenses of Bridgewater Falls for the three months ended March 31, 2014 as presented in the statement of revenues and certain expenses included in this Form 8-K.

(3)	Represents the revenues and certain expenses of Woodbury Lakes for the three months ended March 31, 2014 as presented in the statement of revenues and certain expenses included in this Form 8-K.

(4)
Represents the net adjustments to record tenant rents on a straight-line basis from the assumed acquisition date and the amortization of above and below market leases over the remaining term of the in-place leases.

(5)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  Site improvements are depreciated over 10-30 years. Lease origination costs are amortized over the remaining useful life of the leases.

(6)
Represents  the increase in interest expense due to an increase in borrowing under our unsecured revolving credit facility to fund a portion of the acquisition of the Acquired Properties. The assumed interest rate on the credit facility for the period is 1.8% which is the same as the interest rate on our credit facility as of March 31, 2014. Offsetting this increase is a reduction in interest expense of $0.1 million as a result of recording the mortgage assumed on Bridgewater Falls at fair value and amortizing the premium over the remaining life of the loan.

(7)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share”. The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the three months ended March 31, 2014. The increase in weighted average common shares outstanding and common share equivalents outstanding relates to sale activity under our controlled equity offering program and is reflected as if the activity coincided with the acquisition of the properties on January 1, 2013 for the pro forma financial statements.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(In thousands, except per share amounts)
(Unaudited)
		Statements of Revenues and Certain Expenses
	Historical (1)	Bridgewater Falls (2)	Woodbury Lakes (3)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$124,169	$6,827	$5,739	$959	(4)	$137,694
Percentage rent	209	—	158	—		367
Recovery income from tenants	40,018	2,402	2,288	—		44,708
Other property income	3,337	9	40	—		3,386
Management and other fee income	2,335	—	—	—		2,335
TOTAL REVENUE	170,068	9,238	8,225	959		188,490
EXPENSES
Real estate taxes	23,161	1,030	2,145	—		26,336
Recoverable operating expense	20,194	1,268	2,024	—		23,486
Other non-recoverable operating expense	3,006	—	—	—		3,006
Depreciation and amortization	56,305	—	—	4,959	(5)	61,264
General and administrative expense	22,273	158	141	—		22,572
TOTAL EXPENSES	124,939	2,456	4,310	4,959		136,664
OPERATING INCOME	45,129	6,782	3,915	(4,000)		51,826
OTHER INCOME AND EXPENSES
Other expense, net	(965)	—	—	—		(965)
Gain on sale of real estate	4,279	—	—	—		4,279
Loss from unconsolidated joint ventures	(4,759)	—	—	—		(4,759)
Interest expense	(29,075)	(3,438)	—	(489)	(6)	(33,002)
Amortization of deferred financing fees	(1,447)	—	—	—		(1,447)
Provision for impairment	(9,669)	—	—	—		(9,669)
Deferred gain on real estate	5,282	—	—	—		5,282
Loss on early extinguishment of debt	(340)	—	—	—		(340)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	8,435	3,344	3,915	(4,489)		11,205
Income tax provision	(64)	—	—	—		(64)
INCOME (LOSS) FROM CONTINUING OPERATIONS	8,371	3,344	3,915	(4,489)		11,141
NET INCOME (LOSS)	8,371	3,344	3,915	(4,489)		11,141
Net income attributable to noncontrolling partner interest	(355)	—	—	(89)		(444)
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	8,016	3,344	3,915	(4,578)		10,697
Preferred share dividends	(7,250)	—	—	—		(7,250)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$766	$3,344	$3,915	$(4,578)		$3,447
EARNINGS PER COMMON SHARE (7)
Continuing operations - basic	$0.01					$0.06
Continuing operations - diluted	$0.01					$0.06
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	59,336					61,236
Diluted	59,728					61,628
See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(Unaudited)

(1)
Represents the condensed consolidated continuing operations of the Registrant for the year ended December 31, 2013.  Revenues and expenses related to discontinued operations are not included.  See the historical consolidated financial statements and notes thereto presented in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013.

(2)	Represents the revenues and certain expenses of Bridgewater Falls for the year ended December 31, 2013 as presented in the statement of revenues and certain expenses included in this Form 8-K.

(3)	Represents the revenues and certain expenses of Woodbury Lakes for the year ended December 31, 2013 as presented in the statement of revenues and certain expenses included in this Form 8-K.

(4)	Represents the net adjustments to record tenant rents on a straight-line basis from the assumed acquisition date over the remaining term of the in-place leases.

(5)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  Site improvements are depreciated over 10-30 years.

(6)
Represents  the increase in interest expense due to an increase in borrowing under our unsecured revolving credit facility to fund a portion of the Bridgewater Falls acquisition. The assumed interest rate on the credit facility for the period is 1.8% which is the same as the interest rate on our credit facility as of December 31, 2013. Offsetting this increase is a reduction in interest expense of $0.6 million as a result of recording the mortgage assumed on Bridgewater Falls at fair value and amortizing the premium over the remaining life of the loan.

(7)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share,” which requires the allocation of non-controlling interest between continuing and discontinued operations.  The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2013. The increase in weighted average common shares outstanding and common share equivalents outstanding relates to sales activity under our controlled equity offering program and is reflected as if the activity coincided with the acquisition of the properties on January 1, 2013 for the pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: July 29, 2014	By:	/s/ GREGORY R. ANDREWS
Gregory R. Andrews
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Certified Public Accountants